JULY 31, 2025 BUSINESS UPDATE Exhibit 99.1

1Edison International | July 2025 Business Update Statements contained in this presentation about future performance, including, without limitation, operating results, capital expenditures, rate base growth, dividend policy, financial outlook, and other statements that are not purely historical, are forward-looking statements. These forward-looking statements reflect our current expectations; however, such statements involve risks and uncertainties. Actual results could differ materially from current expectations. These forward-looking statements represent our expectations only as of the date of this presentation, and Edison International assumes no duty to update them to reflect new information, events or circumstances. Important factors that could cause different results include, but are not limited to the: • ability of SCE to recover its costs through regulated rates, timely or at all, including uninsured wildfire-related and debris flow-related costs (including amounts paid for self-insured retention and co-insurance, and amounts not recoverable from the Wildfire Insurance Fund), and costs incurred for wildfire restoration efforts and to mitigate the risk of utility equipment causing future wildfires; • the cybersecurity of Edison International's and SCE's critical information technology systems for grid control and business, employee and customer data, and the physical security of Edison International's and SCE's critical assets and personnel; • risks associated with the operation and maintenance of electrical facilities, including worker, contractor, and public safety issues, the risk of utility assets causing or contributing to wildfires, failure, availability, efficiency, and output of equipment and facilities, and availability and cost of spare parts; • impact of affordability of customer rates on SCE's ability to execute its strategy, including the impact of affordability on SCE’s ability to obtain regulatory approval of, or cost recovery for, operations and maintenance expenses, proposed capital investment projects, and increased costs due to supply chain constraints, tariffs, inflation and rising interest rates and the impact of legislative actions on affordability; • ability of SCE to update its grid infrastructure to maintain system integrity and reliability, and meet electrification needs; • ability of SCE to implement its operational and strategic plans, including its Wildfire Mitigation Plan and capital investment program, including challenges related to project site identification, public opposition, environmental mitigation, construction, permitting, contractor performance, changes in the California Independent System Operator's (“CAISO”) transmission plans, and governmental approvals; • risks of regulatory or legislative restrictions that would limit SCE's ability to implement operational measures to mitigate wildfire risk, including Public Safety Power Shutoff (“PSPS”) and fast curve settings, when conditions warrant or would otherwise limit SCE's operational practices relative to wildfire risk mitigation; • ability of SCE to obtain safety certifications from the Office of Energy Infrastructure Safety of the California Natural Resources Agency (“OEIS“); • risk that California Assembly Bill 1054 (“AB 1054“) or other new California legislation does not effectively mitigate the significant exposure faced by California investor-owned utilities related to liability for damages arising from catastrophic wildfires where utility facilities are alleged to be a substantial cause, including the longevity of the Wildfire Insurance Fund and the California Public Utilities Commission (“CPUC”) interpretation of and actions under AB 1054, including its interpretation of the prudency standard clarified by AB 1054; • ability of Edison International and SCE to effectively attract, manage, develop and retain a skilled workforce, including its contract workers; • decisions and other actions by the CPUC, the Federal Energy Regulatory Commission, and the United States Nuclear Regulatory Commission, the California legislature and other governmental authorities, including decisions and actions related to nationwide or statewide crisis, approval of regulatory proceeding settlements, determinations of authorized rates of return or return on equity, the recoverability of wildfire-related and debris flow-related costs, issuance of SCE's wildfire safety certification, reforming wildfire-related liability protections available to California investor-owned utilities, wildfire mitigation efforts, approval and implementation of electrification programs, and delays in executive, regulatory and legislative actions; • governmental, statutory, regulatory, or administrative changes or initiatives affecting the electricity industry, including the market structure rules applicable to each market adopted by the North American Electric Reliability Corporation, CAISO, Western Electricity Coordinating Council, and similar regulatory bodies in adjoining regions, and changes in the United States' and California's environmental priorities that lessen the importance placed on greenhouse gas reduction and other climate related priorities; • potential for penalties or disallowances for non-compliance with applicable laws and regulations, including fines, penalties and disallowances related to wildfires where SCE's equipment is alleged to be associated with ignition; • extreme weather-related incidents (including events caused, or exacerbated, by climate change), such as wildfires, debris flows, flooding, droughts, high wind events and extreme heat events and other natural disasters (such as earthquakes), which could cause, among other things, worker and public safety issues, property damage, outages and other operational issues (such as issues due to damaged infrastructure), PSPS activations and unanticipated costs; • risks associated with the decommissioning of San Onofre, including those related to worker and public safety, public opposition, permitting, governmental approvals, on-site storage of spent nuclear fuel and other radioactive material, delays, contractual disputes, and cost overruns; • risks associated with cost allocation resulting in higher rates for utility bundled service customers because of possible customer bypass or departure for other electricity providers such as Community Choice Aggregators (“CCA,” which are cities, counties, and certain other public agencies with the authority to generate and/or purchase electricity for their local residents and businesses) and Electric Service Providers (entities that offer electric power and ancillary services to retail customers, other than electrical corporations (like SCE) and CCAs); • actions by credit rating agencies to downgrade Edison International or SCE’s credit ratings or to place those ratings on negative watch or negative outlook. Other important factors are discussed under the headings “Forward-Looking Statements”, “Risk Factors” and “Management’s Discussion and Analysis” in Edison International’s Form 10-K and other reports filed with the Securities and Exchange Commission, which are available on our website: www.edisoninvestor.com. These filings also provide additional information on historical and other factual data contained in this presentation. Forward-Looking Statements

2Edison International | July 2025 Business Update Wildfire Mitigation Financial Information AppendixIntroduction Electrifying the Future: Customers and Clean Energy Edison International leads the transformation of the electric power industry One of the nation’s largest electric-only utilities, with over 5 million customer accounts in 50,000 square-mile service area EIX’s principal subsidiary, with $38–43 billion 2023–2028 electric infrastructure investment opportunity Growth driven by investment in strengthening and modernizing the grid and advancing California’s aggressive climate goals Wires-focused rate base, with limited power generation ownership (<20% of power delivered from owned generation) Partners with large commercial, industrial, and institutional organizations to navigate the energy transition by providing integrated energy management and sustainability solutions Clients include 48 of the world’s largest companies Focused on opportunities in clean energy, advancing electrification, building a modernized and more reliable grid, and enabling customers’ technology choices

3Edison International | July 2025 Business Update Wildfire Mitigation Financial Information AppendixIntroduction Electrifying the Future: Customers and Clean Energy Thesis: Wires-focused utility with continuing investments in reliability and resiliency while enabling clean energy transition Constructive California and Federal regulatory structures Aggressive climate goals met with clean, efficient, economywide electrification Significant investment required to ensure the grid is reliable, resilient, and ready for widespread electrification Investment in electric-led clean energy future results in strong rate base and dividend growth Decoupling of sales Forward-looking ratemaking Premium California ROE Wildfire prudency standard California GHG reduction Helping customers make clean energy choices Address wildfire risk and climate adaptation needs Infrastructure replacement Electrification infrastructure 6–8% 2023–2028 rate base CAGR Target dividend payout of 45–55% of SCE core earnings

4Edison International | July 2025 Business Update Wildfire Mitigation Financial Information AppendixIntroduction Electrifying the Future: Customers and Clean Energy California’s regulatory mechanisms provide revenue certainty Revenue Decoupling means earnings aren’t affected by changes in electricity sales Long-standing regulatory mechanism that breaks the link between retail electricity sales and revenue; promotes energy efficiency, helps stabilize customer bills, and supports environmental goals Changes in sales only affect timing of cash collection Balancing Accounts allow SCE to collect and refund differences to authorized revenue SCE has several balancing accounts, including for variances in sales volume, such as those related to weather Fuel & purchased power recovered on forecast basis, with over/under-collections trued-up via balancing accounts Forecast Ratemaking reduces regulatory lag Four-year GRC cycle with forward-looking test year and attrition year increases CPUC has historically authorized mechanism that gives SCE opportunity to offset some inflationary price increases based on utility-specific indices Cost of capital proceedings on three-year cycle separate from GRC with mechanism to reasonably adjust cost of capital if market conditions change significantly during cycles

SCE WILDFIRE MITIGATION: APPROACH, PROGRESS, AND RESULTS

6Edison International | July 2025 Business Update Financial Information AppendixIntroduction Wildfire Mitigation Electrifying the Future: Customers and Clean Energy AB 1054 (2019) SB 599 (2022) SCE Safety Certification Wildfire Insurance Fund AB 1054-Related Edison for the Record Map of SCE’s Service Area Stories and Videos on SCE’s Wildfire Mitigation Efforts and PSPS Energized by Edison Wildfire Mitigation Newsletter Other Useful Links and Resources1 Weather Stations Wildfire Cameras PSPS Information PSPS Decision Making Role of Weather in PSPS SCE Wildfire Safety Webpage Wildfire Mitigation Plan & Related Documents Vegetation Management Southern California Wildfires Document Library (including ESIRs and Section 315 letters) Situational Awareness Wildfire Mitigation 1. This page contains links to third-party websites, provided for the convenience of investors. Direct links to documents and information issued by third parties are provided on this page should not be construed as an endorsement or adoption of or an agreement with such content by Edison International or SCE. Third-party content is the responsibility of the third-party, and Edison International and SCE disclaim all liability for any statements made in such third-party content

7Edison International | July 2025 Business Update Financial Information AppendixIntroduction Wildfire Mitigation Electrifying the Future: Customers and Clean Energy SCE’s 2026–2028 Wildfire Mitigation Plan is a layered defense strategy to safeguard our communities Distribution hardening Additional 700+ miles of covered conductor and targeted undergrounding Transmission hardening Enhanced standards and proactive upgrades to reduce ignition risk on transmission infrastructure New technology deployment Deploying new and expanded tools to identify and prevent ignition risks early Public Safety Power Shutoffs (PSPS) Last-resort tool to prevent ignitions during extreme weather; focused on reducing impacts Situational awareness Using weather stations, HD cameras, and forecasting to monitor and respond to wildfire risk Anticipated $6.2 billion investment builds on ongoing efforts to reduce the risk of wildfires associated with utility equipment while applying latest learnings Vegetation management Removing hazardous trees and maintaining clearances to prevent vegetation-related ignitions Aerial suppression Supporting aerial firefighting resources to improve rapid wildfire response and public safety Refine other strategies Continuously improving mitigation through lessons learned, modeling, and utility collaboration

8Edison International | July 2025 Business Update Financial Information AppendixIntroduction Wildfire Mitigation Electrifying the Future: Customers and Clean Energy SCE is seeing proof points and results from its substantial wildfire mitigation efforts 1. Since 2018 and as of June 30, 2025 6,600+ MILES OF COVERED CONDUCTOR1 2.5 MILLION+ TRIMS AND REMOVALS IN HFRA1 1.5 MILLION+ HFRA INSPECTIONS1 1,870+ WEATHER STATIONS1 ~200 HD CAMERAS1 No ignitions due to failure of covered conductor ~90% visual coverage of SCE’s High Fire Risk Area

9Edison International | July 2025 Business Update Financial Information AppendixIntroduction Wildfire Mitigation Electrifying the Future: Customers and Clean Energy California has a comprehensive wildfire risk reduction profile, benefiting customers and investors Suppression CAL FIRE Budget: Doubled since 2017-18 CAL FIRE Staffing: >80% increase since 2017-18 CAL FIRE’s fleet is the largest civil aerial firefighting fleet in the world Legislation AB 1054 passed in July 2019 Codified prudent manager standard Created $21+ billion wildfire insurance fund Regulation Wildfire Mitigation Plan Safety Certification Substantial approved funding for wildfire mitigation

10Edison International | July 2025 Business Update Financial Information AppendixIntroduction Wildfire Mitigation Electrifying the Future: Customers and Clean Energy AB 10541 provides a strong regulatory construct for determining wildfire liability and cost recovery Established safety certification process and additional safety oversight Under AB 1054, SCE can obtain an annual safety certification following submission of required safety information, including an approved wildfire mitigation plan Safety certifications valid for 12 months and remain valid until Office of Energy Infrastructure Safety acts on SCE’s request for a new safety certification Codified prudency standard and assumes utility prudency unless serious doubt created Provided a utility is “safety certified,” establishes a prudency standard that assumes utility is prudent, unless intervenors create serious doubt Prudency based on reasonable utility conduct with potential for full or partial recovery, considering factors within and beyond a utility’s control (e.g., humidity, temperature, winds) Standard survives even if Wildfire Insurance Fund is depleted Established $21+ billion Wildfire Insurance Fund to enhance liquidity Reimburses utility for eligible claims payments above $1 billion required insurance coverage2 Currently ~$13.5 billion of assets, invested ~80% Treasury/Agency and ~20% corporate securities3 Administrator currently estimates $22 billion capacity after anticipated eligible claims from PG&E’s two covered wildfires3 Caps utility liability if found imprudent (SCE 2024 cap: ~$3.9 Bn5) If found prudent, no requirement to reimburse fund for claims covered by fund If found imprudent or partially imprudent, shareholders reimburse fund up to cap Reimbursement capped if utility has valid safety certification.4 The cap covers trailing three-year period and limits reimbursement to 20% of electric T&D equity rate base at time of disallowance5 1. California Assembly Bill 1054, executed by the governor of California on July 12, 2019 2. Or amount required by fund administrator, whichever is higher 3. Source: California Earthquake Authority Financial Report presented at the July 24, 2025 California Catastrophe Response Council meeting 4. And has not been found to have acted with conscious or willful disregard of the rights and safety of others 5. Excluding general plant and intangibles. SCE will calculate the Liability Cap for 2025 after a final decision in the 2025 GRC

11Edison International | July 2025 Business Update Financial Information AppendixIntroduction Wildfire Mitigation Electrifying the Future: Customers and Clean Energy Wildfire Insurance Fund provides liquidity for claims payments and ceiling on liability to reimburse fund AB 1054 Wildfire Insurance Fund Mechanics1 1. This summary is based on Edison International’s interpretation of Assembly Bill 1054 (2019) and clarifications made in Senate Bill 599 (2022) 2. “Eligible claims”: claims for third-party damages from covered wildfires less annual utility retention (larger of $1.0 billion or required insurance layer per fund administrator) 3. Excluding general plant and intangibles. SCE will calculate the Liability Cap for 2025 after a final decision in the 2025 GRC • Pay out claims to claimants subject to fund administrator approval • Subrogation claims settled at ≤40% approved unless exceptional facts and circumstances; higher amounts may be approved by fund administrator Fund payment of “eligible claims”2 CPUC prudency determination (serious doubt standard if utility holds safety cert.) • Covers claims payments resulting from wildfires ignited on or after July 12, 2019, either (a) caused by PG&E, SCE, or SDG&E, as determined by the governmental agency responsible for determining causation, or (b) asserted to have been caused by PG&E, SCE, or SDG&E, and results in a court-approved dismissal resulting from settlement of third-party damage claims, in excess of annual utility insurance ($1 billion)2 • Claim-paying capacity of $21+ billion. Fund can securitize future contributions if necessary to capitalize the fund • Fund reimbursed if imprudent (see below right), but does not have a separate replenishment mechanism Wildfire Insurance Fund • Liability cap of 20% of T&D Equity Rate Base (~$3.9Bn for SCE for 2024)3 unless found to have acted with conscious or willful disregard of the rights and safety of others • Liability cap lapses when fund exhausted If found imprudent, IOU reimburses Wildfire Fund up to 3-year rolling cap If found prudent, IOU does not reimburse Wildfire Fund PG&E: $4.8Bn initial + $193MM annually through 2028 SCE: $2.4Bn initial + $95MM annually through 2028 SDG&E: $0.3Bn initial + $13MM annually through 2028 IOUs contribute $10.5 billion Customers contribute $0.9Bn annually through 2035. May be directly contributed to Fund or used to support issuance of bonds by California DWR Customers contribute non-bypassable charge

12Edison International | July 2025 Business Update Financial Information AppendixIntroduction Wildfire Mitigation Electrifying the Future: Customers and Clean Energy SCE does not reimburse Fund for eligible claims above annual aggregate insurance of $1 billionIf authorized 100% recovery1 SCE’s Insurance Wildfire Insurance Fund Utility Shareholders 1. Costs in application may be allocated for cost recovery in full or in part considering factors within and beyond utility’s control, including humidity, temperature, and winds 2. Claims typically settle at a percentage of the asserted damages 1.0 9.0 1.0 5.13.9 If authorized 0% recovery1 $10 billion cost of paid claims2 (Wildfire Fund reimburses utility for claims paid above IOU insurance of $1 billion) SCE cost recovery application and CPUC review1 (Serious doubt standard if SCE holds safety certification) Liability cap for subsequent events over 3-year period reduced by amount reimbursed $10.0 $10.0 Example of Wildfire Insurance Fund operations, reimbursement, and IOU liability from a hypothetical wildfire resulting in $10 billion of paid claims $ in Billions; Example based on SCE’s 2024 Liability Cap Wildfire Fund illustrated: Eligible claims paid by Fund and potential reimbursement is capped Partial recovery can be authorized1

13Edison International | July 2025 Business Update Financial Information AppendixIntroduction Wildfire Mitigation Electrifying the Future: Customers and Clean Energy $2.0 $2.5 $2.9 $2.5 $2.6 $3.7 $4.1 $4.2 $4.2 2017-18 2018-19 2019-20 2020-21 2021-22 2022-23 2023-24 2024-25 2025-26 California has continued to increase investments in wildfire suppression and prevention 60+ aircraft make CAL FIRE’s fleet the largest civil aerial firefighting fleet in the world2 1. As initially enacted. Does not include subsequent Emergency Fund funding 2. https://www.fire.ca.gov/what-we-do/fire-protection/aviation-program 3. Budgeted across departments and budget years Portions of the funding for the Wildfire & Forest Resilience Strategy are captured within CAL FIRE’s overall budget and the action in this reference 4. https://www.gov.ca.gov/2025/01/13/california-forest-management-hotter-drier-climate/ CAL FIRE’s budget has doubled since 2017-18 CAL FIRE Enacted Budget by Budget Year, $ in Billions1 CAL FIRE’s staffing has increased by >90% since 2017-18 Thousands of CAL FIRE Budget Year Positions1 6.9 7.2 7.7 8.1 8.8 11.3 12.0 12.5 13.3 2017-18 2018-19 2019-20 2020-21 2021-22 2022-23 2023-24 2024-25 2025-26 State has committed $2.6 billion over 7 years3 for Wildfire & Forest Resilience Strategy Increased use of new technology including drones, AI-powered tools to spot fires, and advanced mapping4

14Edison International | July 2025 Business Update Financial Information AppendixIntroduction Wildfire Mitigation Electrifying the Future: Customers and Clean Energy ~4.0 ~0.9 Under- ground Covered Conductor Covered conductor is a very valuable tool to expeditiously and cost-effectively reduce wildfire risk specific to SCE • Communities of Elevated Fire Concern2 • High burn frequency • Limited egress • Wind speeds exceeding covered conductor PSPS thresholds • Exceptionally high potential consequence (>10,000 acres) • Operational feasibility Cost per Mile $ in Millions Avg. Implementation Time In Months 1. The Schedule phase includes verifying permits, obtaining easements, scoping and bundling work, and scheduling construction 2. Communities of Elevated Fire Concern defined as smaller geographic areas where terrain, construction, and other factors could lead to smaller, fast-moving fires threatening populated locations under benign (normal) weather conditions Targeted Undergrounding Pursued Based on Risk Profile Lower Cost to Implement Faster Execution Speed Covered Conductor Under- ground Initiate ~2–3 ~2–3 Plan ~6–9 ~9–15 Schedule1 ~6–9 ~9–15 Execute ~2–3 ~5–15 Total 16–24+ 25–48+ ~80% lower

15Edison International | July 2025 Business Update Financial Information AppendixIntroduction Wildfire Mitigation Electrifying the Future: Customers and Clean Energy SCE has completed 90% of planned distribution line hardening in high fire risk area (HFRA) Completed Hardening (~14,000 miles) Underground (~7,400 miles) Covered Conductor (6,600+ miles) By end of 2025, expect to be approaching 90% of total distribution lines in high fire risk area hardened1 Status of Currently Planned Grid Hardening in HFRA1 Distribution circuit miles, As of June 30, 2025 A a Completed 90% of plan 1. Refers to circuit miles of distribution infrastructure in SCE’s high fire risk areas (HFRA) 2. Includes covered conductor and undergrounding 3. Subject to regulatory approval Remaining Planned2,3 (~1,600 miles)

ELECTRIFYING THE FUTURE: CUSTOMERS AND CLEAN ENERGY

17Edison International | July 2025 Business Update Financial Information AppendixIntroduction Wildfire Mitigation Electrifying the Future: Customers and Clean Energy Reaching California’s 2045 GHG goals requires a near-complete transformation of energy use economy wide 100% of grid sales with carbon-free electricity ~90 GW of add’l utility- scale clean generation ~25 GW of add’l utility- scale energy storage >15 GW each of add’l behind-the-meter solar and storage Zero emission appliance regulations expected to drive >95% building electrification 98% and 90% of commercial water and space heating to be electrified by 2045, respectively 90% of light-duty vehicles need to be electric 90% of medium-duty vehicles need to be electric 54% of heavy-duty vehicles need to be electric 20% and 13% of pipeline natural gas volume to be hydrogen and RNG, respectively 37% of heavy-duty vehicles to be hydrogen fuel cell vehicles 20% of buses to be hydrogen fuel cell vehicles Edison is partnering with state government and other stakeholders to advance policies that rapidly cut GHG emissions in a feasible and affordable way 25 MMT from carbon capture and storage (point source) 25 MMT from natural and working lands 25 MMT from other (e.g., direct air capture) DECARBONIZE ELECTRICITY ELECTRIFY TRANSPORTATION ELECTRIFY BUILDINGS USE LOW-CARBON FUELS SINK REMAINING CARBON 100% RETAIL SALES 90% OF VEHICLES 95% OF BUILDINGS 48% NON-ELECTRIC ENERGY 75 MMT CARBON SINK

18Edison International | July 2025 Business Update Financial Information AppendixIntroduction Wildfire Mitigation Electrifying the Future: Customers and Clean Energy Neutralize remaining emissions: Mostly from natural gas generation supporting reliability and affordability EIX is directly contributing to California’s clean energy transition by taking steps to reach net zero Deliver Carbon-Free Power to SCE’s Customers: Increase clean power procurement and decrease natural gas generation use, in line with commitment to deliver 100% carbon-free power by 2045 1 2 3 Reduce Operational Emissions: Engaging vendors to reduce supply chain emissions, phasing out older technology, and continuing to electrify vehicle fleet Source: EIX’s Reaching Net Zero analysis. See EIX’s Reaching Net Zero paper for additional information on the analysis and its methodology 10.3 (7.2) (1.1) (2.0) 2020 Emissions Power Delivery-related Operational Neutralized Our Net-Zero Action Plan Reducing Scope 1, 2, and 3 Emissions Reaching net-zero GHG Emissions by 2045 GHG Emissions Reductions by 2045 (MMT CO2e) Net Zero by 2045

19Edison International | July 2025 Business Update Financial Information AppendixIntroduction Wildfire Mitigation Electrifying the Future: Customers and Clean Energy Load growth of 80% by 2045 requires a significant acceleration in grid expansion Source: SCE’s Countdown to 2045 analysis. See Countdown to 2045 Appendices for additional information on the analysis and its methodology. Growth estimates are relative to 2022 CAISO Grid Investment 2033–2045 At least half of incremental grid investment fits squarely within IOU jurisdictions Incremental CAISO-wide grid investment ~$125 billion (2023$) Transmission for Out-of-State Imports ISO Interconnections Distribution Subtransmission Infrastructure to interconnect and integrate resources May be mix of investment by utilities, generators, and other market participants Utility infrastructure additions and upgrades Predominantly investments by utilities in their service areas New transmission and distribution grid projects need to be added at up to 4x and 10x historical rates, respectively SCE expects distribution system to be 25% larger by 2045 – Equivalent of 85 new distribution substations – Upgrades to 345 of 900 existing substations – 1,400 new distribution circuits (30% more than today) +20,000 circuit miles of 500 kV transmission CAISO-wide to interconnect new resources

20Edison International | July 2025 Business Update Financial Information AppendixIntroduction Wildfire Mitigation Electrifying the Future: Customers and Clean Energy 2023 2045 By 2045, electricity demand is projected to rise by over 80% from 2022, primarily due to electrification Households will benefit from these savings well before 2045, with the average SCE household expected to see more than 10% savings by the early 2030s Household savings driven by reduced fossil fuel expenses more than offsetting increase in electricity expense Improvements in equipment efficiency, energy efficiency, and demand response programs reduce consumption Adoption of electrified technologies results in significant savings for average SCE customer household 1. Reflects annual energy expenses using SCE data. Vehicles and appliance costs are not included. Assumes the average SCE customer in 2045 would have electric vehicle, solar, and electric water and space heating 2. Reflects the proportion of household income spent on energy. For 2045, projected median household income based on historical growth rates, then normalized to 2023$ Source: SCE’s Countdown to 2045 analysis Annual residential household energy expenses (2023$)1 Total annual energy expenses for the average SCE customer household decreases by ~40% by 2045 $3,880 $6,680 Home Solar Electricity Bill Home Gas Bill Gasoline >7% <3%Share of wallet2

21Edison International | July 2025 Business Update Financial Information AppendixIntroduction Wildfire Mitigation Electrifying the Future: Customers and Clean Energy 0% 2% 4% 6% 8% 10% 12% 14% Mississippi Nebraska Alabama West Virginia Wyoming Tennessee Arkansas North Carolina Kentucky Oklahoma South Carolina South Dakota Missouri Maine Montana Texas Georgia Arizona Delaware Nevada New Mexico Indiana Louisiana North Dakota Idaho Vermont Connecticut Michigan Wisconsin Kansas Colorado Ohio Oregon Virginia Iowa Rhode Island New Hampshire Florida Pennsylvania SCE Maryland Utah Minnesota Washington Illinois New Jersey Massachusetts New York Total energy share of wallet in SCE’s service area below median and can decrease with higher levels of electrification 2024 Est. Avg. Residential Customer Share of Wallet (% of Income)1 Electricity Nat. Gas GasolineFor customers of large utilities in: Electricity and energy share of wallet in SCE’s service area compare favorably to those in other states 1. EIX analysis and assumptions based on representative utilities in each state, median household income data from U.S. Census Bureau, electricity expenditure data from EIA, natural gas expenditure data from AGA and EIA, gasoline price data from EIA, and gasoline consumption calculated from vehicles per household from the US Census, vehicle-miles traveled per vehicle from FHWA Highway Statistics Series, and gas mileage from Bureau of Transportation Statistics

22Edison International | July 2025 Business Update Financial Information AppendixIntroduction Wildfire Mitigation Electrifying the Future: Customers and Clean Energy 35.6 35.4 25.8 PG&E SDG&E SCE SCE has lowest system average rate among California IOUs and remains focused on affordability for customers +38% vs. SCE +37% vs. SCE Major California IOU System Average Rates1,2 Cents per kWh 1. All rates include California Climate Credit 2. Sources: SCE Advice 5555-E effective June 1, 2025, PG&E Advice 7516-E effective March 1, 2025, SDG&E Advice 4653-E effective June 1, 2025 3. Forecast and CAGR as of July 2024, based on beginning system average rate of 26.7¢/kWh, and incorporates 2025 GRC approval and legacy wildfire recovery at full request levels, forecast of purchased power costs, and approval of filed applications. Forecast subject to change. Actual rates will vary based on actual authorized rates, changes in market prices, variability in sales, collections, timing of regulatory decisions, and other factors Expect inflation-level system average rate growth of ~2.6% 2024–2028, including GRC and legacy wildfire recovery3 Rising load growth driven by electrification and other factors further supports affordability Strong track record and continued focus on operational excellence to reduce costs

23Edison International | July 2025 Business Update Financial Information AppendixIntroduction Wildfire Mitigation Electrifying the Future: Customers and Clean Energy 2019–2024 rate increases largely driven by external events % of Total Increase 2019–2024: SCE’s rate trend outpaced inflation (~12% vs. ~4%) 5 10 15 20 25 30 1990 '95 '00 '05 '10 '15 '20 '25 Rate increases below inflation for 30 years. External drivers largely drove 2019–2024. Expect return to inflation-level growth 1990–2019 SCE’s rates trend below local inflation for nearly 30 years SCE System Average Rate2 Local inflation 68% from external events4 Cents per kWh 1. Forecast and CAGR as of July 2024, based on beginning system average rate of 26.7¢/kWh, and incorporates 2025 GRC approval and legacy wildfire recovery at full request levels, forecast of purchased power costs, and approval of filed applications. Forecast subject to change. Actual rates will vary based on actual authorized rates, changes in market prices, variability in sales, collections, timing of regulatory decisions, and other factors 2. All rates include California Climate Credit 3. Includes items such as undercollection of rates in 2023 due to milder than anticipated weather and other one-time events 4. External events also includes 2% from Public Purpose Programs. Standard operations also includes 4% from Power Supply — Clean Energy 32% from standard operations4 21% Wildfire 45% Power Supply and Weather3 28% Load Growth / Infrastructure Replacement 2024–2028 Expect inflation-level system average rate growth of ~2.6%1 9

24Edison International | July 2025 Business Update Financial Information AppendixIntroduction Wildfire Mitigation Electrifying the Future: Customers and Clean Energy Composition of Bundled System Revenue Requirement1 6% Transmission Investment in operations and maintenance for high-voltage transmission lines 32% Distribution Grid maintenance and new equipment, including poles, wires, and substations 10% Wildfire Covered conductor, vegetation clearing, enhanced inspections, weather stations, HD cameras, and insurance 6% Public Purpose Programs Mandated state programs, including incentives for energy efficiency and protection for low-income customers 11% Taxes Federal, state, county, and city taxes and uncollectibles 35% Power Supply Cost of energy sources, including natural gas, hydro, solar, and wind 1. Based on rates as of June 1, 2025

25Edison International | July 2025 Business Update Financial Information AppendixIntroduction Wildfire Mitigation Electrifying the Future: Customers and Clean Energy SCE delivers on California’s energy goals while managing affordability—despite higher policy-driven cost burdens +38% vs. SCE +37% vs. SCE SCE vs. LADWP: Average Non-CARE Residential Bill1 $ per Month; Based on 500 kWh consumption 1. Including Utility Users Tax (UUT). UUT is a local tax levied by cities on utility services, which is not part of SCE’s revenue requirement. Utilities collect the UUT through customers’ electric bills and remit the funds to the appropriate local government 2. Other includes Wildfire Fund Charge, Nuclear Decommissioning Charge, Public Utilities Commission Reimbursement Fee 3. Public Purpose Programs also includes CARE surcharge / discount, extension of Diablo Canyon operations costs 4. Taxes includes Federal & State Income Tax, Property Tax, Franchise Fees & Uncollectibles, and UUT 5. Southern California Edison (SCE) serves a 50,000 square mile area in Central, Coastal, and Southern California. The Los Angeles Department of Water and Power (LADWP) serves a ~473 square mile area IOU customers fund broader set of public mandates—including wildfire mitigation, decarbonization, and equity programs—not reflected in municipal utility bills Despite these added responsibilities, IOUs operate efficiently—maintaining grid reliability, advancing clean energy, accessing deep capital markets, and delivering shareholder returns (i.e., reflecting regulated cost of capital) $178 $144 0 50 100 150 200 LADWP Transmission & Distribution Power Supply Taxes4 Wildfire Public Purpose3 Other2 ~105 ~3,200Customers per Sq. Mile5: …while serving significantly larger area with lower customer density

26Edison International | July 2025 Business Update Financial Information AppendixIntroduction Wildfire Mitigation Electrifying the Future: Customers and Clean Energy Customer demand is accelerating — 10-year load growth forecast has increased significantly over last two years 2022 Distribution System Plan 2024 Distribution System Plan +4.2 GW +5.6 GW EV Load Non-EV Load …Now expect 35% higher 10-year load growth SCE Projected Load Growth, Total New Gigawatts Load growth trends underscore sustained need for distribution grid investment, reinforcing our wires-focused strategy +35%Customers requesting new load growth projects Expect new policy-driven EV and building electrification load Current forecast likely conservative as emerging loads materialize over longer-term Demand trends materializing sooner than expected…

27Edison International | July 2025 Business Update Financial Information AppendixIntroduction Wildfire Mitigation Electrifying the Future: Customers and Clean Energy Edison International has one of the strongest electrification profiles in the industry 1. Source: EPRI analysis of Experian data State multiyear package includes ~$525 million for equitable building decarbonization SCE considering further steps to help state close current deployment gap Target to have 27 million residential heat pumps in California by 2045 Represents ~4.3 million MWh of incremental load in SCE’s area by 2035 ~7.9 million MWh by 2045 SCE has installed or procured ~8.7 GW of storage capacity; ~5.0 GW currently online SCE commissioned ~310 MW and commissioning additional ~225 MW of utility-owned storage to support reliability Project 30+ GW of utility-scale storage needed California-wide by 2045 Growing energy storage capacity supports reliability as economy increasingly relies on electricity Largest U.S. IOU EV charging programs with over $800 million of approved funding plus over $1 billion of incentives Substantial state budget commitments to accelerate zero-emission vehicles 20%+ of new cars sold in California YTD 2025 were zero emission vehicles1 Current trajectory of 14 million EVs in CA (5.3 million in SCE’s area) by 2035 Represents ~26.7 million MWh in SCE’s service area by 2035 and ~50 million MWh by 2045 Transportation Electrification Energy Storage Building Electrification

28Edison International | July 2025 Business Update Financial Information AppendixIntroduction Wildfire Mitigation Electrifying the Future: Customers and Clean Energy $872 $806 $457 $414 $394 $313 $309 EIX Utility A Utility B Utility C Utility D Utility E Utility F SCE leads the largest utility transportation electrification initiatives and programs in the U.S. 1. Low Carbon Fuel Standard. The LCFS program at the California Air Resources Board (CARB) funds SCE’s vehicle rebate programs through the sale of LCFS credits to market participants and not through customer rates. These amounts are distinct from funding approved for SCE’s transportation electrification programs Sources: EEI Electric Transportation Biannual State Regulatory Update (January 2025), SCE Edison’s long-standing suite of transportation electrification programs enables California’s leadership of EV adoption Approved Electric Utility Transportation Electrification Portfolios >$300 Million $ in Millions By 2030, SCE will administer over $1 billion of EV purchase incentives and other equity-focused programs funded via California’s LCFS program1 By end of 2027, SCE’s programs expected to have: – Added ~22,000 light-duty vehicle chargers – Directly contributed to electrification of >500,000 vehicles with ~25% in disadvantaged communities EIX/SCE received the prestigious Edison Electric Institute (EEI) Edison Award for SCE’s innovative suite of TE programs

29Edison International | July 2025 Business Update Financial Information AppendixIntroduction Wildfire Mitigation Electrifying the Future: Customers and Clean Energy SCE’s future load growth is highly levered to EV adoption, helping affordability by providing downward pressure on rates 1. Includes both light duty and non-light duty EV load 2. Source: EPRI analysis of Experian data 20%+ of new cars sold in California YTD ‘25 were zero emission vehicles2; state has >100,000 public chargers SCE’s Charge Ready programs are expected to stimulate growth in EV adoption and the build out of charging infrastructure SCE’s programs include a focus on serving multi-family dwellings and disadvantaged communities State budget funding of ~$6 billion to accelerate zero-emission vehicles represents significant progress in helping spur adoption - 10,000 20,000 30,000 40,000 50,000 60,000 2024 2045 Electric vehicles in SCE’s service area made up ~2,900 GWh of load in 2024 and could grow to 50,000+ GWh by 2045 Electric load from electric vehicles in SCE’s service area, GWh1 ~17x increase

FINANCIAL INFORMATION

31Edison International | July 2025 Business Update Financial Information AppendixIntroduction Wildfire Mitigation Electrifying the Future: Customers and Clean Energy 5.2 5.4 6.7 7.2 7.2 7.0 0.2 0.3 0.8 0.9 1.0 0.7 $5.4 $5.7 $7.5 $8.1 $8.2 $7.7 2023 2024 2025 2026 2027 2028 Capital deployment expected to increase in 2025–20281 Range Case2 (Recorded) (Recorded) $6.6 $6.8 $6.8 $6.4 GRC underpins ~$38–43 billion 2023–2028 capex forecast; substantial additional investment opportunities offer upside CPUC FERC Capital Expenditures, $ in Billions Forecast does not include substantial additional capital deployment opportunities 1. NextGen ERP (~$1bn; filed March ‘25) 2. Advanced Metering Infrastructure (est. filing 1Q26) 3. Other grid investments supporting restoration, reliability, resilience, and readiness 4. FERC transmission $3bn+ $2bn+ Forecast 1. Forecast for 2025 includes amounts requested in SCE’s 2025 GRC filing. Additionally, reflects non-GRC spending subject to future regulatory requests beyond GRC proceedings and FERC Formula Rate updates 2. Annual Range Case capital reflects variability associated with future requests based on management judgment, potential for permitting delays and other operational considerations

32Edison International | July 2025 Business Update Financial Information AppendixIntroduction Wildfire Mitigation Electrifying the Future: Customers and Clean Energy Over 85% of SCE’s capital investments are in its distribution grid and essential to reliability, resiliency, and readiness objectives 30% 18% 15% 13% 11% 8% 3% 2% Infrastructure Replacement Wildfire Mitigation Load Growth & New Service Connections Inspections & Maintenance Other Distribution1 Transmission Generation Electrification >85% distribution grid SCE forecasts investing $38–43 billion from 2023 to 2028 to support SCE’s wildfire mitigation strategy and clean energy transformation in California Percentage of 2023–2028 capital plan 1. Includes utility-owned storage

33Edison International | July 2025 Business Update Financial Information AppendixIntroduction Wildfire Mitigation Electrifying the Future: Customers and Clean Energy 33.6 35.4 41.8 45.3 48.7 51.8 7.6 7.4 7.6 7.7 8.1 8.8 $41.2 $42.8 $49.4 $53.0 $56.8 $60.6 2023 2024 2025 2026 2027 2028 Projected ~6–8% rate base growth 2023–2028; substantial additional investment opportunities offer upside CPUC FERC ~8% CAGR 2023–2028 Rate Base1, $ in Billions Strong rate base growth driven by wildfire mitigation and important grid work to support California’s leading role in clean energy transition Range Case2 (Recorded) (Recorded) $48.1 $50.4 $52.8 $55.3 1. Weighted-average year basis 2. Range Case rate base reflects only changes in forecast capital expenditures Forecast does not include substantial additional capital deployment opportunities 1. NextGen ERP (~$1bn; filed March ‘25) 2. Advanced Metering Infrastructure (est. filing 1Q26) 3. Other grid investments supporting restoration, reliability, resilience, and readiness 4. FERC transmission $3bn+ $2bn+

34Edison International | July 2025 Business Update Financial Information AppendixIntroduction Wildfire Mitigation Electrifying the Future: Customers and Clean Energy 2025 GRC proposed decision issued on July 28 Proposed Decision Highlights Proposed Decision (PD) By the Numbers Key Dates Event Date  Proposed Decision July 28, 2025  Oral Argument August 11, 2025  Opening Comments August 18, 2025  Reply Comments August 25, 2025  Final Decision ≥30 days after PD Upcoming CPUC Voting Meetings: – August 28 – September 18 $ in billions 2025 2026 2027 2028 Rev. Req. Increase1 SCE 1.9 0.7 0.8 0.7 PD 1.2 0.5 0.4 0.4 Total Company Rate Base2 SCE 49.4 53.0 56.8 60.6 PD 48.5 51.4 53.1 56.3 CPUC GRC Capex SCE 6.8 n/a n/a n/a PD 6.2 n/a n/a n/a 1. Does not reflect updates to 2025 cost of capital 2. “PD” line represents total company rate base based on CPUC GRC amounts shown in 2025 GRC Proposed Decision Appendix B, holding all else constant Supports significant capital investments while incorporating affordability considerations – Reductions vs. request primarily due to scope, pace, or cost Notes effectiveness of SCE’s wildfire mitigation; includes >1,800 miles of grid hardening (in-line with requested miles) – Shifts ~400 miles of scope to covered conductor from targeted undergrounding Recognizes need for infrastructure replacement and load growth investments, but scales back scope CPI-based post-test year ratemaking mechanism would result in ~3.5–4.5% attrition year increases SCE’s oral argument and opening comments will highlight key areas that require improvement, and will seek revisions to PD

35Edison International | July 2025 Business Update Financial Information AppendixIntroduction Wildfire Mitigation Electrifying the Future: Customers and Clean Energy Ongoing wildfire risk (Request does not include an ROE “adder" above the reasonable range) SCE’s role in advancing California’s clean energy goals for customers Strengthens SCE’s credit, supporting lower borrowing costs for customers 2026 cost of capital application filed in March, requesting an ROE of 11.75% Request for 2026–2028 ROE (vs. 2025 authorized of 10.33%) 11.75% Equity Ratio (no change) 52% Update Cost of Debt (vs. 2025 authorized of 4.58%) 4.75% Update Cost of Preferred (vs. 2025 authorized of 6.42%) 6.95% Continue Cost of Capital Adjustment Mechanism (Includes updating benchmark to the monthly average for October 2024–September 2025) Key Drivers Proceeding Schedule Event Date  Application Filed 3/20/25  Protests & Responses 4/24/25  SCE Reply to Protests 5/5/25  Prehearing Conf. 6/25/25  Scoping Memo Issued 7/16/25  Intervenor Testimony 7/30/25 Rebuttal Testimony 8/20/25 Evidentiary Hearing (if needed) 9/2–9/4/25 Opening Briefs 9/19/25 Reply Briefs 10/3/25 Proposed Decision Nov. 2025

36Edison International | July 2025 Business Update Financial Information AppendixIntroduction Wildfire Mitigation Electrifying the Future: Customers and Clean Energy Resolution of legacy wildfires entering final stages: TKM settlement approved, and Woolsey proceeding in progress TKM (A.23-08-013) Woolsey (A.24-10-002) Value ~$1.6 billion (Settlement value)1 ~$5.4 billion (Request) Next Steps Awaiting final decision on financing order to issue securitized bonds Motion for consideration of settlement or joint statement due mid-Aug. Avg. Residential Customer Cost2 ~$1.04/month ~$3.44/month (vs. average bill of ~$171) Remaining Ind. Plaintiffs ~33 ~100 TKM: 2025 Modeling ConsiderationsBoth cost recovery applications for 2017/2018 Wildfire/Mudslide Events now filed 1. Approved settlement authorizes recovery of 60% of WEMA costs (claims and associated financing and legal expenses) and 85% of CEMA costs 2. For WEMA costs only. Estimated cost assuming securitization. Average bill shown is for non-CARE residential customers CPUC final decision on settlement accounted for in first quarter results – ~30¢ one-time core EPS impact (for interest incurred up to decision date) – Begin deferring interest expense on $1.6 billion of debt (full-year run rate of 14¢) Securitization follows CPUC approval of financing order – SCE filed separate application in Q2 – Proceeds of ~$1.6 billion expected by year-end 2025 Use of proceeds – Offsets normal-course debt issuances as SCE reallocates outstanding debt for rate base growth 

37Edison International | July 2025 Business Update Financial Information AppendixIntroduction Wildfire Mitigation Electrifying the Future: Customers and Clean Energy Cost recovery for 2017/2018 events benefits financial strength of the utility and reduces costs for customers Modeling sensitivities: For each $1 billion of cost recovery… Debt paydown with proceeds of securitization $1 billion Higher FFO-to-Debt ~40–50 bps Reduced interest expense ~$35 million (~9¢/share) Total potential avoided excess financing costs2 for SCE debt issued over next 10 years As high as $4.9 billion 1. Bill impact of $0.63/month for each $1 billion of recovery, with no impact to low-income customers. This will be offset by avoided excess financing costs for all customers 2. Based on analysis in the Thomas Fire and Debris Flow Cost Recovery Application – Financial Policy Testimony (SCE-01, Volume 3) Reduces overall costs to customers1

38Edison International | July 2025 Business Update Financial Information AppendixIntroduction Wildfire Mitigation Electrifying the Future: Customers and Clean Energy Reaffirmed 2025 Core EPS guidance of $5.94–6.34 Component Modeling Considerations Rate Base EPS (based on capex levels) 6.60–6.80 • CPUC ROE of 10.33% and FERC ROE 10.30% • Reflects reduction in 2025 ROE from Cost of Capital Phase 2 decision SCE Op. Variance 1.05–1.25 • AFUDC is the largest contributor: ~40¢ • Includes ~30¢ one-time true-up for past TKM interest expense • Timing of regulatory decisions and other variances (including financing) from authorized SCE Costs Excluded from Authorized (0.85)–(0.75) • Primarily wildfire claims payment-related debt • Reflects interest expense reduction associated with TKM settlement • No refinancings or additional issuances remaining as part of 2025 financing plan EIX Parent & Other (0.88)–(0.93) • No refinancings or additional issuances remaining as part of 2025 financing plan 2025 Core Earnings per Share Component Ranges Includes 44¢ (30¢ true-up + 14¢ interest reduction) from TKM settlement

39Edison International | July 2025 Business Update Financial Information AppendixIntroduction Wildfire Mitigation Electrifying the Future: Customers and Clean Energy ~$5.7 billion memo account recovery 2021– Q2 20251 ~$1.6 billion securitizations of AB 1054 capex completed ~$2.6 billion remaining recoveries through 2026 Cash flow from memo account recovery and securitization strengthens our balance sheet and credit metrics Approved Applications Application / Account Balance @ Jun. 30, ’25 Recovery Through Remaining Rate Recovery by Year Q3–4 2025 2026 2027 WMCE 423 Oct. ‘26 106 317 –  2022 WM/VM 230 Feb. ‘26 107 123 –  2022 CEMA 72 Sept. ’25 72 – – CSRP Track 1 51 Dec. ’25 51 – – GRC Track 3 33 Sept. ’25 33 – – Various others 189 Varies 146 44 – Total 999 515 483 – Pending Applications2 (Subject to CPUC Authorization) Application Request2,3 Expected Amort.2 Expected Rate Recovery by Year3 Q3–4 2025 2026 2027 TKM Securitization 1,627 n/a 1,627 – – Total Including Securitization 1,627 1,627 – – 1. Includes ~$1.6 billion recovered through securitization of AB 1054 capital expenditures 2. Pending Applications reflects applications already submitted to the CPUC. Additional CEMA applications will be made for other events. Requested revenue requirement shown. Amounts and amortization subject to CPUC approval 3. Reflects request at the time of the application. SCE continues to record capital-related revenue requirements and interest that would also be authorized upon commission approval. For TKM securitization, amount reflects costs recovered upfront. Recovery in customer rates of costs to service the bonds takes place over the tenor of the debt at a fixed recovery charge rate Note: Numbers may not add due to rounding Remaining GRC and Wildfire-related Application Recoveries $ in Millions

40Edison International | July 2025 Business Update Financial Information AppendixIntroduction Wildfire Mitigation Electrifying the Future: Customers and Clean Energy $99 million for Wildfire Mitigation (2022 WM/VM) $702 million for Wildfire Mitigation & Restoration (WMCE) $465 million for Wildfire Mitigation & Restoration (GRC Track 3) SCE has obtained approvals for $2.9 billion of capex in memo accounts since 2020, and has ~$84 million pending 202520242023202220212020 $407 million for Wildfire Mitigation (GS&RP) $302 million for Wildfire Mitigation (GRC Track 2) $436 million for Customer Service Re-Platform Approvals and pending applications for incremental capital spending recorded in memo accounts Only capital expenditure components of CPUC decisions shown below $58 million for Customer Service Re- Platform $312 million for Wildfire Restoration (2022 CEMA) $76 million for Wildfire Mitigation (2021 CEMA and WM/VM) $55 million for Wildfire Restoration (TKM CEMA) 2026 $84 million for Wildfire Restoration1 (Woolsey CEMA) 1. Subject to CPUC approval Pending application Wildfire Mitigation & Restoration Non-GRC Program

41Edison International | July 2025 Business Update Financial Information AppendixIntroduction Wildfire Mitigation Electrifying the Future: Customers and Clean Energy EIX and SCE are committed to investment grade credit ratings 1. Excludes amortization of securitized bonds related to SCE’s AB 1054 Excluded Capital Expenditures and short-term debt 2. Based on S&P’s methodology SCE EIX Moody’s Baa1 Stable Baa2 Stable S&P BBB Negative BBB Negative Fitch BBB Watch Negative BBB Watch Negative Targeting EIX long-term FFO-to-Debt ratio of 15–17%2 Manageable long-term debt maturities ~14% of total $36 billion debt portfolio at parent Credit strengths include: – Stable, regulated T&D operations – Extensive cost recovery mechanisms – Credit supportive measures under AB 1054 – Wildfire mitigation investments Investment grade ratings at SCE and EIX Long-term Issuer Rating and Outlook as of July 30, 2025 Long-term Debt Maturities1 $ in Millions, as of June 30, 2025 SCEEIX Parent 900 1,850 1,739 2,259 400 600 1,150 1,050 1,300 1,850 2,450 2,889 3,309 2025 2026 2027 2028 2029

42Edison International | July 2025 Business Update Financial Information AppendixIntroduction Wildfire Mitigation Electrifying the Future: Customers and Clean Energy EIX & SCE do not have variable-rate long-term debt exposure Approximately $12 billion of the total ~$36 billion long-term debt portfolio matures through 20291 SCE Wildfire Interest expense will be included in cost recovery applications SCE Operational Minimal exposure based on authorized cost of capital EIX Parent Parent long-term debt is ~14% of total ~$36 billion portfolio1 Outstanding Long-Term Debt Maturities (2025–2029)1 as of June 30, 2025, $ in Millions 900 - - 439 1,659 2025 2026 2027 2028 2029 1. Does not include commercial paper or amortization of secured recovery bonds issued by SCE Recovery Funding LLC. Total long-term debt portfolio value excludes secured recovery bonds issued by SCE Recovery Funding LLC - 1,850 1,850 1,300 600 2025 2026 2027 2028 2029 400 - 600 1,150 1,050 2025 2026 2027 2028 2029 5.2% 5.4% 3.7% 4.7% 5.8% Wtd. Avg. RateFixed Rate 4.2% Variable Rate 6.2% 3.7%3.5% 4.7% 5.2%

43Edison International | July 2025 Business Update Financial Information AppendixIntroduction Wildfire Mitigation Electrifying the Future: Customers and Clean Energy EIX has a solid track record of delivering on Core EPS guidance over the last two decades 2024 2023 2022 2021 2020 In-line In-line In-line Exceeded In-line 2019 2017 2016 2015 2014 In-line Exceeded In-line Exceeded Exceeded 2013 2011 2010 2009 2008 Exceeded Exceeded In-line Exceeded In-line 2007 2006 2005 2004 Exceeded Exceeded Exceeded Exceeded EIX Actual Core EPS vs. Guidance Range History1    1. 2012 and 2018 not shown because Core EPS guidance was not given in those years due to GRC decision timing   + +  +++  + + + + + +

44Edison International | July 2025 Business Update Financial Information AppendixIntroduction Wildfire Mitigation Electrifying the Future: Customers and Clean Energy EIX has 21 consecutive years of dividend growth1 $0.80 $3.31 2004 2025 7% CAGR Dividends per Share 1. 2025 dividend annualized based on dividend declaration on December 12, 2024

45Edison International | July 2025 Business Update Financial Information AppendixIntroduction Wildfire Mitigation Electrifying the Future: Customers and Clean Energy EIX expects 5–7% Core EPS growth for 2025–2028, with financing plan showing minimal equity needs 1. For 2025, represents the midpoint of the original 2025 Core EPS guidance range for $5.50–5.90 plus run-rate interest expense reduction of 14¢ and one-time true up for past interest expense of 30¢ associated with TKM Settlement Agreement 2. Financing plan is subject to change. Does not incorporate TKM settlement agreement or potential cost recovery in the Woolsey cost recovery proceeding, which could materially change the financing plan 3. EIX Dividends includes common and preferred dividends, which are subject to approval by the EIX Board of Directors 4. Incremental to refinancing of maturities. Values shown include both SCE and parent debt $5.84 $6.14 $6.74–7.14 2025 Midpoint 2028 Achievable EPS growth for 2028 Core Earnings per Share Guidance1 5–7% CAGR Uses Sources 2025–2028 EIX consolidated financing plan2 $ in Billions Capital Plan $27–32 Dividends3 $6–7 Net cash provided by operating activities $25–28 Incremental Debt4 $8–11 Equity ~$0.4 (excluding one-time TKM settlement true-up) (Includes 14¢ interest expense impact from TKM settlement)

46Edison International | July 2025 Business Update Financial Information AppendixIntroduction Wildfire Mitigation Electrifying the Future: Customers and Clean Energy Rate base and EPS growth aligned with grid safety and reliability 1. Compound annual growth rate (CAGR) based the midpoint of the original 2025 Core EPS guidance range of $5.50–5.90 plus run-rate interest expense reduction resulting from the TKM Settlement Agreement of 14¢ 2. Based on EIX stock price on July 30, 2025 3. Relative to 2022 5–7% Core EPS CAGR1 2025–2028 Underpinned by strong rate base growth of ~6–8% $38–43 billion 2023–2028 capital program ~6% current dividend yield2 21 consecutive years of dividend growth Target dividend payout of 45–55% of SCE core earnings Investments in safety and reliability of the grid Wildfire mitigation execution reduces risk for customers Creates strong foundation for climate adaptation and the clean energy transition One of the strongest electrification profiles in the industry Industry-leading programs for transportation electrification Expected 35% load growth by 2035 and 80% by 20453

APPENDIX

48Edison International | July 2025 Business Update AppendixIntroduction Financial InformationWildfire Mitigation Electrifying the Future: Customers and Clean Energy Partners with large commercial, industrial, and institutional organizations to navigate the energy transition by providing integrated energy management and sustainability solutions Provide independent, expert advice and services Provides strategy and implementation solutions across sustainability, renewables, conventional supply, energy optimization, and transportation electrification Global reach. Local impact. Clients include 48 of the world’s largest companies1 Serving clients in 30+ countries globally 13.2+ GW of offsite renewable procurement deals Provide insights for clean energy efforts Supports Edison International’s clean energy, electrification, and sustainability strategy Trio partners with the world's largest organizations to create meaningful climate impact — globally 1. Based on the Fortune 500 and Fortune Global 500 lists

49Edison International | July 2025 Business Update AppendixIntroduction Financial InformationWildfire Mitigation Electrifying the Future: Customers and Clean Energy SCE continues to fund wildfire claims payments with debt Series Principal Due Rate 2020C 350 2/1/26 1.200% 2024C 600 3/1/26 5.350% 2023C 400 6/1/26 4.900% 2024G 500 9/6/26 4.400% 2024A 500 2/1/27 4.875% 2022D 600 6/1/27 4.700% 2022F 750 11/1/27 5.850% 2023A 750 3/1/28 5.300% 2023E 550 10/1/28 5.650% 2024D 600 6/1/29 5.150% 2024F 750 6/1/31 5.450% 2022E 350 6/1/52 5.450% Total $6,700 Forecasted 2025 Interest (pre-tax)1: ~$305 Wildfire Claims Payment-Related Debt Issuances $ in Millions except percentages, as of June 30, 20251 Interest expense for 60% of TKM costs recoverable in rates. Debt associated with approved costs will be reallocated to support rate base in 2025 SCE has waiver from CPUC, allowing exclusion with respect to certain current and future charges to equity and associated debt for calculating SCE’s regulatory equity ratio – Waiver approved through August 2025 (with ability to seek additional extension via application) or until CPUC makes a final determination on cost recovery for 2017/2018 Wildfire/Mudslide Events – TKM settlement authorized permanent exclusion for disallowed costs 1. Reflects reduction in unrecoverable interest expense associated with TKM settlement

50Edison International | July 2025 Business Update AppendixIntroduction Financial InformationWildfire Mitigation Electrifying the Future: Customers and Clean Energy Key 2028 Earnings Sensitivities Variable Sensitivity 2028 EPS1(“Per year” amounts refer to 2025–2028) Capex & Rate Base Rate Base $100 million/year of capex ~5¢ AFUDC Annual capex of $200 million 1¢ Requested ~$400 million increase in depreciation in 2025 GRC If requested increase not authorized +15–35¢ (on range case) Rates & Financing CPUC ROE (Currently 10.33%) 10 bps 7¢2 FERC ROE (Currently 10.30%) 10 bps 1¢2 Wildfire Debt Rate (5.4% weighted average portfolio) 20 bps 2¢ EIX Parent Debt Rate (5.3% weighted average portfolio) 20 bps 2¢ Equity (~$100 million/year 2025–2028) For each $10 million/year reduction +1¢ 1. Assumes 390 million shares outstanding for 2028 2. Based on a CPUC / FERC rate base mix of 86% CPUC / 14% FERC and current authorized capital structures

51Edison International | July 2025 Business Update AppendixIntroduction Financial InformationWildfire Mitigation Electrifying the Future: Customers and Clean Energy SCE Key Regulatory Proceedings Proceeding Description Next Steps Base Rates 2025 GRC (A.23-05-010) Sets CPUC base revenue requirement for 2025–2028. For more information, see the Investor Guide to SCE’s 2025 GRC Oral argument scheduled for August 11, 2025 NextGen Enterprise Resource Planning Program (A.25-03-009) Requesting funding for ~$1.1B of capex and ~$239MM of O&M for 2024–2031 associated with the NextGen ERP Implementation Phase Intervenor testimony due September 15, 2025 2026 Cost of Capital (A.25-03-012) Requesting authorized cost of capital for utility operations in 2026 and to reset the annual Cost of Capital Adjustment Mechanism (CCM) Rebuttal testimony due August 20, 2025 Wildfire Woolsey Cost Recovery (A.24-10-002) Request recovery of $5.4 billion of costs to resolve claims associated with the Woolsey fire and $84 million of restoration costs Motion for consideration of settlement agreement or joint statement of stipulations and issues due by August 12, 2025 TKM Securitization (A.25-04-021) Requesting approval to issue securitized bonds to recover $1.6 billion of costs previously approved in the TKM Cost Recovery Application Awaiting final decision

52Edison International | July 2025 Business Update AppendixIntroduction Financial InformationWildfire Mitigation Electrifying the Future: Customers and Clean Energy Woolsey Cost Recovery Schedule Event Date  Application Filed October 8, 2024  Protests and responses November 12, 2024  SCE’s reply to protests November 22, 2024  Prehearing Conference December 20, 2024  Scoping ruling issued March 10, 2025  Intervenors’ prepared direct testimony June 3, 2025  Rebuttal testimony July 15, 2025 Meet & Confer July 25–August 11, 2025 Motion for consideration of settlement or joint statement of stipulations & issues August 12, 2025 Status conference regarding evidentiary hearings August 26, 2025 Evidentiary Hearings (if needed) September 8–12, 2025 Opening Briefs October 24, 2025 Reply Briefs November 21, 2025 Proposed Decision (PD) (≤ 90 days after submission) 1st Quarter 2026 Final Decision (≥ 30 days after PD) 1st Quarter 2026

53Edison International | July 2025 Business Update AppendixIntroduction Financial InformationWildfire Mitigation Electrifying the Future: Customers and Clean Energy Low High Basic EIX EPS $8.22 $8.62 Total Non-Core Items1 (2.28) (2.28) Core EIX EPS $5.94 $6.34 1. Non-core items are presented as they are recorded Earnings Per Share Non-GAAP Reconciliations Reconciliation of EIX Basic Earnings Per Share Guidance to EIX Core Earnings Per Share Guidance 2025 EPS Available to Edison International

54Edison International | July 2025 Business Update AppendixIntroduction Financial InformationWildfire Mitigation Electrifying the Future: Customers and Clean Energy Use of Non-GAAP Financial Measures EIX Investor Relations Contact Sam Ramraj, Vice President Derek Matsushima, Principal Manager (626) 302-2540 (626) 302-3625 Sam.Ramraj@edisonintl.com Derek.Matsushima@edisonintl.com Edison International's earnings are prepared in accordance with generally accepted accounting principles used in the United States. Management uses core earnings (loss) internally for financial planning and for analysis of performance. Core earnings (loss) are also used when communicating with investors and analysts regarding Edison International's earnings results to facilitate comparisons of the company's performance from period to period. Core earnings (loss) are a non-GAAP financial measure and may not be comparable to those of other companies. Core earnings (loss) are defined as earnings attributable to Edison International shareholders less non-core items. Non-core items include income or loss from discontinued operations and income or loss from significant discrete items that management does not consider representative of ongoing earnings, such as write downs, asset impairments, wildfire-related claims, and other income and expense related to changes in law, outcomes in tax, regulatory or legal proceedings, and exit activities, including sale of certain assets and other activities that are no longer continuing. A reconciliation of Non-GAAP information to GAAP information is included either on the slide where the information appears or on another slide referenced in this presentation.